UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia	22031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Explanatory Note

As previously reported, ICF International, Inc., a Delaware corporation (the “Company” or “ICF”), and ICF’s wholly owned subsidiary, ICF Consulting Group, Inc. (“ICF Consulting”), completed their acquisition of Macro International Inc., a Delaware corporation (“Macro”), that was previously wholly owned by Opinion Research Corporation (“Opinion Research”), an entity wholly owned by infoGROUP Inc. (“infoGROUP”), pursuant to a Stock Purchase Agreement dated as of March 27, 2009, by and among ICF, ICF Consulting, infoGROUP and Opinion Research. This Form 8-K/A is filed as an amendment to the Form 8-K filed by the Company on April 6, 2009. The information previously reported in the Form 8-K is hereby incorporated by reference into this Form 8-K/A. The purpose of this Form 8-K/A is to file the financial statements and pro forma information required by Item 9.01.

(a) Financial statements of businesses acquired

The following audited year-end financial statements are attached hereto as Exhibit 99.1 and incorporated herein by reference:

i.	Independent Auditors’ Report

ii.	Consolidated Balance Sheets as of December 31, 2008 and December 31, 2007

iii.	Consolidated Statements of Operations for the Years Ended December 31, 2008 and December 31, 2007

iv.	Consolidated Statements of Changes in Net Parent Investment in Macro International, Inc. for the Years Ended December 31, 2008 and December 31, 2007

v.	Consolidated Statements of Cash Flows for the Years Ended December 31, 2008 and December 31, 2007

vi.	Notes to Consolidated Financial Statements

The following unaudited interim financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

i.	Unaudited Consolidated Balance Sheets as of March 31, 2009 and March 31, 2008

ii.	Unaudited Consolidated Statements of Operations for the Three Months Ended March 31, 2009 and March 31, 2008

iii.	Unaudited Consolidated Statements of Changes in Net Parent Investment in Macro International, Inc. for the Three Months Ended March 31, 2009 and March 31, 2008

iv.	Unaudited Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2009 and March 31, 2008

v.	Notes to Unaudited Consolidated Interim Financial Statements

(b) Pro forma financial information

The following pro forma financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference:

i.	Unaudited Pro Forma Combined Balance Sheet as of March 31, 2009

ii.	Unaudited Pro Forma Combined Statement of Earnings for the Three Months Ended March 31, 2009

iii.	Unaudited Pro Forma Combined Statement of Earnings for the Year Ended December 31, 2008

iv.	Notes to Unaudited Pro Forma Financial Statements

(c) Shell company transactions

Not applicable.

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of Business Acquired

99.2	Interim Unaudited Financial Statements of Business Acquired

99.3	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: June 12, 2009	By:	/s/ Alan Stewart
Alan Stewart
Corporate Secretary

Exhibit Index

Exhibit No.	Document
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Financial Statements of Business Acquired

99.2	Interim Unaudited Financial Statements of Business Acquired

99.3	Pro Forma Financial Information